UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2026

AQUA METALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5370 Kietzke Lane, Suite 201 Reno, Nevada 89511
(Address of principal executive offices)

(775) 446-4418
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b)of the Act:

Title of each class Common stock: Par value $.001	Trading Symbol(s) AQMS	Name of each exchange on which registered Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters To a Vote of Security Holders

We held an annual meeting of stockholders on August 18, 2026, for purposes of:

●	Electing four directors, each to serve until our 2027 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

●	Approving an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan by 750,000 shares;

●	Ratifying the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

●	Approving, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in our 2026 Proxy Statement.

All of the persons nominated to serve on our board of directors, namely Stephen Cotton, Vincent L. DiVito, Eric J. Gangloff and Steven K. Henderson, were elected to our board of directors, with shares voted as follows:

	Shares voted for	Shares withheld
Stephen Cotton	577,985	38,482
Vincent L. DiVito	529,404	87,063
Eric J. Gangloff	564,237	52,230
Steven K. Henderson	567,937	48,530

There were 1,046,551 broker non-votes in the election of directors.

Our stockholders approved an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan by 750,000 shares, with shares voted as follows:

Shares voted for	345,976
Shares against	266,657
Shares abstaining	3,834

There were 1,046,551 broker non-votes with respect to the amendment to our 2019 Stock Incentive Plan.

Our stockholders ratified the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, with shares voted as follows:

Shares voted for	1,618,508
Shares against	29,482
Shares abstaining	15,028

There were no broker non-votes with respect to the ratification of the appointment of Forvis Mazars, LLP.

Our stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in our 2026 Proxy Statement, with shares voted as follows:

Shares voted for	509,510
Shares against	96,548
Shares abstaining	10,409

There were 1,046,551 broker non-votes with respect to the advisory vote on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: August 21, 2026	/s/ Eric West
Eric West
Chief Financial Officer